UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2008


                           WASTE TO ENERGY GROUP INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-143872
                            (Commission File Number)

                                   98-0507522
                        (IRS Employer Identification No.)

               4801 Alhambra Circle, Coral Gables, Florida, 33146
              (Address of principal executive offices and Zip Code)

                                 (305) 529-4888
               Registrant's telephone number, including area code

                           YOUR DIGITAL MEMORIES INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 27, 2008, Aaron Bard resigned as president, secretary, treasurer and director of our company and Maria C. Maz was appointed president, secretary, treasurer and director of our company prior to Mr. Bard's resignation.

MARIA C. MAZ

From 2002 to present, Ms. Maz has been the President of Prosper Financial, Inc., a management company that provides financial and corporate consulting services to start-up companies. Since 2006 Ms. Maz has been the Corporate Secretary and a member of the Board of Directors of RocketInfo Inc., which provides News Monitoring and Competitive Intelligence products through the World Wide Web. In 2005 Ms. Maz became an Officer and Director of Dulcin Izmir Corporation. From 2003 to 2005, Ms. Maz was President and Director of FUSA Capital Corporation, a reporting company engaged in ownership, development and marketing video and audio search engine technology. From 2000 to 2002, Ms. Maz was the Investment Analyst for Auron 2000, Inc., a company engaged in consulting and management of companies in several industries from biotechnology to internet. From 1996 - 2000 Ms. Maz was a founder and President of a company dedicated to the wholesale of imported products in Colombia. Ms. Maz received a Bachelors Degree in Business Administration with areas of concentration in Marketing and Finances from the Universidad de los Andes, Colombia in 1993.

FAMILY RELATIONSHIPS

There are no family relationships with Maria C. Maz or any of our other directors and officers.

CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $120,000, and in which, to our knowledge, Maria C. Maz has had or will have a direct or indirect material interest.

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
          YEAR

Effective September 3, 2008, we effected a 25 for 1 forward stock split of our issued and outstanding common stock. As a result, our authorized capital increased from 150,000,000 shares of common stock with a par value of $0.001 to 3,600,000,000 shares of common stock with a par value of $0.001. Your Digital Memories Inc. had 9,022,600 shares issued and outstanding shares of which 7,012,000 shares were cancelled and after the 25 for 1 forward stock split the issued and outstanding shares increased from 2,010,600 shares of common stock to 50,265,000 shares of common stock.

Also effective September 3, 2008, we have changed our name from "Your Digital Memories Inc." to "Waste to Energy Group Inc." by way of a merger with our wholly owned subsidiary Waste to Energy Group Inc., which was formed solely for the change of name.

ITEM 7.01 REGULATION FD DISCLOSURE

The merger, name change and forward stock split became effective with the Over-the-Counter Bulletin Board at the opening for trading on September 4, 2008 under the new stock symbol "WTEG". Our new CUSIP number is 94107C 108.

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
ITEM 8.01 OTHER EVENTS

On September 3, 2008, we entered into a memorandum of understanding with Waste to Energy Group LLC, a Nevada limited liability company, and the shareholders of Waste to Energy Group LLC. Pursuant to the terms of the memorandum of understanding, we have agreed to acquire all of the issued and outstanding shares of Waste to Energy Group LLC's common stock in exchange for the issuance by our company of 15,000,000 shares of our common stock to the shareholders of Waste to Energy Group LLC. A copy of the memorandum of understanding is attached hereto as Exhibit 10.3.

BUSINESS OF WASTE TO ENERGY GROUP LLC

The Waste to Energy Group, LLC is a leading source of waste-to-energy conversion technology. The company acts as systems integrators with unique processes and technology which convert a waste stream into a variety of revenue producing products and renewable energy. These technologies include biological, chemical, thermal and mechanical. They are capable of converting post-recycled residual solid waste into useful products and chemicals, algae to biofuel, green fuels such as hydrogen, natural gas, ethanol and biodiesel, as well as, providing a source of clean, renewable energy.

The technology is modular in designed for scalability or to add to existing systems and processes. This creates flexibility in deployment for cities and municipalities with environmentally sound solutions. The company's unique systems are an alternative to the current landfill and incineration practices with a 90-99% diversion from landfills and attain a 95-99% recycle rate. They are 100% environmentally safe with no secondary pollutions, well below the KOTO, IPPC and EPA requirements, providing an excellent source of clean, renewable energy to meet the world's problems.

TERMS AND CONDITIONS OF THE MEMORANDUM OF UNDERSTANDING

The following is a brief description of the terms and conditions of the memorandum of understanding that are material to our company:

     1. our company will complete an equity financing of at least $2,000,000, consisting of post split shares of our company at a price of $0.80 per share;
     2. the memorandum of understanding is to be replaced by a definitive agreement for the transaction within three months;
     3. Waste to Energy Group LLC will have delivered to our company audited financial statements prepared in accordance with United States GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States; and
     4. our company will adopt resolutions appointing three nominees of Waste to Energy Group LLC and two nominees of our company to the board of directors of our company.

The foregoing description of the memorandum of understanding is qualified in its entirety by the contents of the memorandum of understanding attached as Exhibit
10.3 to this current report.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the memorandum of understanding or appoint any additional members to the board of directors of our company as contemplated in the memorandum of understanding.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     10.1 Certificate of Change

     10.2 Articles of Merger

     10.3 Memorandum of Understanding dated September 3, 2008 by and between our company and Waste to Energy Group LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE TO ENERGY GROUP INC.


/s/ Maria C. Maz
-----------------------------
Maria C. Maz
President

Date: September 9, 2008


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